RESPONSE DUE DECEMBER 31, 1996




                                                  November 25, 1996

PERSONAL AND HIGHLY CONFIDENTIAL


Potential Fiscal 1997 Bonus Plan Participants

               DEFERRAL OF POTENTIAL FISCAL 1997 BONUS AWARD


The Deferred Compensation Plan for Key Employees gives you the opportunity to defer all or a portion of your annual cash bonus, subject to the approval of the Human Resources Committee of the Board of Directors. In general, deferring compensation has the advantage of postponing payment of tax and of allowing any earnings on the deferred amount to accumulate free of tax until distributed. To protect the tax status of the 1997 bonus deferral program, you must:

  o  Decide now whether to defer  all or part of  any 1997 annual cash  bonus you might receive, and
  o  Promptly return the enclosed  election form.   IF YOUR ELECTION  FORM IS
     NOT RECEIVED BY DECEMBER 31, 1996, YOU WILL NOT BE ABLE TO DEFER ANY 1997 ANNUAL BONUS AWARD.

Deferral Options for 1997:

You may choose from three deferral accounts:
  o  Equity Option, which features a 25% COMPANY MATCH
     (note:  match may not be offered every year);
  o  Short-Term Variable Interest Option (payable in January, 1998);
  o  Variable Interest Option.

Special Reminders:

In making your election, please refer to the enclosed Deferred Compensation Plan for Key Employees Prospectus, dated October 31, 1996. Also refer to Attachment 1, Factors to Consider. You should keep in mind that YOUR ELECTION TO DEFER MAY

NOT BE CHANGED.


You are given the opportunity to transfer your deferrals (other than the match) between the Equity and Variable Interest accounts. Transfers are offered twice a year (June and December).

PLEASE RETURN ONE COPY OF THE 1997 BONUS DEFERRAL ELECTION FORM, ATTACHMENT 2, BY DECEMBER 31, 1996 WHETHER OR NOT YOU REQUEST A DEFERRAL. A duplicate form is enclosed for your records.  If you request a deferral, it will be considered for
1997 annual bonus awards only.   AS WITH ALL CORRESPONDENCE INVOLVING  EXECUTIVE
COMPENSATION, PLEASE TREAT THIS MATERIAL WITH THE UTMOST CONFIDENTIALITY.

If you have any questions, please feel free to call me at extension 1918.


                             Pam Brennan - 1A
                          Corporate Compensation
Enclosures


December 2, 1996      1997 BONUS DEFERRAL ELECTION          Attachment 2



Please submit my request as follows with respect to any 1997 annual cash bonus which may be awarded to me by Ralston Purina Company or its affiliates:

CHECK ONE BOX BELOW:

" NO DEFERRAL  (Check here if you do not wish to defer any portion of any 1997 annual bonus. Ignore items 1) and 2) and proceed to bottom section.)

" DEFERRAL     (Check here if you wish to defer any portion of any 1997 annual bonus.  Complete items 1) and 2) and the bottom section.)

  1) FILL IN ONE BLANK ONLY:

     Defer               %  OR

     Defer all up to $                                OR

     Defer all in excess of $

  2) PLEASE ALLOCATE THE AMOUNT INDICATED IN ITEM 1) ABOVE TO THE FOLLOWING
     ACCOUNTS:

     [100% may go to any account or may be divided among them.]

          % To the EQUITY ACCOUNT........ 25% Company Matched
          % To the SHORT-TERM VARIABLE INTEREST ACCOUNT (Payable in January
            1998)

          % To the (LONG-TERM) VARIABLE INTEREST ACCOUNT

       100 %   TOTAL





      I UNDERSTAND THAT ANY DECISION REGARDING ANY 1997 ANNUAL BONUS THAT MAY BE PAID TO ME OR DEFERRED FOR FUTURE PAYMENT IS AT THE DISCRETION OF MANAGEMENT AND THE HUMAN RESOURCES COMMITTEE. I FURTHER UNDERSTAND THAT AN ELECTION TO DEFER, ONCE MADE, IS IRREVOCABLE.





Social Security Number                         Signature


Today's Date                                 Name (Type or Print)


Division                                                         Department
       Location


Home Street Address             City                   State            Zip

          RETURN TO CORPORATE COMPENSATION - 1A, ST. LOUIS, MO
                    OR RETURN BY FAX TO #314-982-2490
                     NO LATER THAN DECEMBER 31, 1996




December 2, 1996                                               Attachment 1


                           FACTORS TO CONSIDER
Equity Match:

o Deferrals to the Equity Option will be credited with a 25% COMPANY MATCH FOR 1997
o The company match may not be offered every year
o Participant's entitlement to Company Matching Deferrals is subject to forfeiture provisions. A Company Matching Deferral is forfeited if:
   - participant voluntarily terminates prior to age 55;  or
   - participant involuntarily terminates prior to age 55 less than five years after deferral; or
   - participant is terminated for cause at any age; or
   - has engaged in competition with the Company within two years after termination prior to age 55
o For Company Matching Deferrals in the plan less than 5 years, a participant, upon retirement (age 55 or older), is entitled to receive an amount equal to 1-2/3% of the Company Matching Deferral for each full month deferred


Transfers:

o Available on amounts deferred for at least one year
o Limited  to  transfers  between  Equity  and  (Long-Term)  Variable  Interest
  Accounts
o Does not  apply to  the Fixed  Benefit  Option or  Company Matching  Deferral
  Accounts
o Can be made twice a year

Under present Federal and state income tax laws, you will not be taxed on any deferral amounts until you actually receive payments of cash or delivery of stock at which time amounts received would be taxed as ordinary income in the year received. If you are subject to the income tax laws of a foreign country, you should consult your personal tax advisor regarding the proper tax treatment.

Tax legislation removed  the limit on  wages which are  subject to the  Medicare
Hospital Insurance (HI) Tax of 1.45% (a component of FICA). Since deferred compensation is subject to the HI Tax, THE HI TAX ATTRIBUTABLE TO ANY BONUS YOU MIGHT DEFER WILL BE WITHHELD FROM YOUR NOVEMBER 1997 PAYCHECK, along with the HI Tax attributable to your nondeferred compensation received in November. In addition, the HI Tax attributable to the portion of the company match deferral not subject to forfeiture (participants age 55 or older) will be withheld from the December paycheck beginning in 1996. More information will be sent to applicable participants.

The Administrative Retirement plan definition of "final average earnings" includes deferred compensation. Therefore, under the terms of that plan, your pension will be calculated to include deferred bonuses.

If you are a participant in the Savings Investment Plan ("SIP"), any bonus deferred into the Equity or Variable Interest Options will not be included in your compensation for purposes of computing your SIP contribution or the Company matching SIP contribution. PLEASE NOTE, HOWEVER, that your SIP contributions ARE DEDUCTED from the Short-Term Variable Interest CASH PAYMENT MADE IN JANUARY to employed participants.

The value of the Company's Stock can fluctuate widely as a result of market activity, and over certain periods, the value may decline. The Company does not guarantee the performance or the value of the Common Stock or Stock equivalents or the payment of dividends. In evaluating the Equity Option, consider the
Company Match and the length of time your investment in Stock equivalents subjects your deferral to market risks.

The Variable Interest Option will credit interest equivalents on your deferred amounts annually based on the average of the daily close of business prime rates. These equivalents may vary substantially from year to year depending on changes in interest rates. The average prime rates established by Morgan Guaranty Trust Company of New York during recent calendar years are listed below. Historical rates may or may not be indicative of future rates.

  1993 = 5.899%     1995 = 8.827%
  1994 = 7.041%     1996 = 8.273% year to date

BENEFITS UNDER THE DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES ARE UNFUNDED. IN CONSIDERING THE OPTIONS, YOU SHOULD NOTE THAT YOUR RIGHT TO RECEIVE DISTRIBUTIONS FROM THE PLAN IS THAT OF AN UNSECURED GENERAL CREDITOR OF RALSTON PURINA COMPANY. The Company has set aside funds in a grantor trust to help it meet its benefit obligations under this Plan and certain other plans. This trust is also subject to the claims of creditors. If the Company fails to meet its funding commitments to the trust, an event not presently anticipated to occur, employees will, unless they elect otherwise, be entitled to be paid by the Company the present value of all amounts deferred under the Plan at that time. This provision in no way is intended to alter the status of this Plan as an unfunded plan of deferred compensation.

Consider your deferral participation carefully and consult your personal advisor
if you have any questions.   Please refer to the enclosed Deferred Compensation
Plan for Key Employees Prospectus, dated October 31, 1996 for more details. YOUR ELECTION TO DEFER MAY NOT BE CHANGED FOR ANY REASON.